                                                                   EXHIBIT 10.43

                                AMENDMENT NO. 3
                                      TO
                         CREDIT AND GUARANTY AGREEMENT

          This AMENDMENT NO. 3, dated as of August 29, 2000 (this "Amendment"), to the Credit and Guaranty Agreement, dated as of December 9, 1999, as amended by Amendment No. 1, dated as of February 2, 2000 and Amendment No. 2, dated as of June 28, 2000 (as amended, the "Existing Credit Agreement''), by and among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation ("Company"), NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent Guarantor"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, and as Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, and CIT LENDING SERVICES CORPORATION f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION, as Documentation Agent.

                                   RECITALS:

          WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Existing Credit Agreement;

          WHEREAS, Parent Guarantor and Bell Atlantic Corporation (d/b/a Verizon Communications), a Delaware corporation ("Verizon"), have entered into an Agreement and Plan of Merger dated as of August 7, 2000 providing for, among other things, (i) the contribution by Verizon and/or one or more of its wholly-owned Subsidiaries to Verizon Ventures I Inc., a Delaware corporation and wholly-owned Subsidiary of Verizon ("Verizon Ventures I"), of cash and certain assets used by Verizon in connection with its wholesale digital subscriber line operations in exchange for shares of Verizon Ventures I's common stock and (ii) the merger of a wholly owned subsidiary of Verizon Ventures I with and into Parent Guarantor, with Parent Guarantor surviving as a wholly owned subsidiary of Verizon Ventures I;

          WHEREAS, in connection with the foregoing, Parent Guarantor, Company and Verizon have entered into (i) a commitment letter relating to a $200 million purchase money debt facility (the "Verizon Debt Financing") to be made available by Verizon or its Subsidiary to Company and (ii) a securities purchase agreement relating to the purchase by Verizon of $150 million of 9% Convertible Preferred Stock of Parent Guarantor; and

          WHEREAS, Company has requested, and Requisite Lenders have agreed, in each case on the terms and conditions set forth herein, that the Existing Credit Agreement be amended in order to permit the Verizon Debt Financing and to amend certain other terms and conditions of the Existing Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, each Guarantor, Requisite Lenders and Agents hereby agree as follows:


SECTION 1.  AMENDMENT

          As of the Amendment Effective Date (as defined in Section 3 hereof), the Existing Credit Agreement shall be amended as set forth in this Section 1.

          1.1    Section 1.1 of the Existing Credit Agreement is hereby amended
                 -----------
by inserting each of the following definitions in the appropriate alphabetical order:

                    "NorthPoint Preferred Financing" means the purchase by Verizon of $150 million of the NorthPoint Preferred Stock contemplated by the terms of the NorthPoint Preferred Purchase Agreement.

                    "NorthPoint Preferred Purchase Agreement" means the Securities Purchase Agreement, dated as of August 7, 2000, between Verizon and the Parent Guarantor, together with all annexes, schedules, appendices and exhibits thereto.

                    "NorthPoint Preferred Stock" means the 9% Convertible Preferred Stock, par value $0.001 per share, of Parent Guarantor having the rights, preferences and privileges set forth in the applicable certificate of designation with respect to the Parent Guarantor's certificate of incorporation.

                    "Ratable Basis" means, in respect of any applicable prepayments simultaneously made in respect of the Loans and the loans under the Verizon Debt Financing, on a ratable basis according to the outstanding principal amount of the Loans, Letter of Credit Usage and unused Commitments (in each case, prior to giving effect to any such prepayment) on the one hand, and the outstanding principal amount of the loans and unused commitments under the Verizon Debt Financing (in each case, prior to giving effect to any such prepayment), on the other hand.

                    "Verizon" means Bell Atlantic Corporation (d/b/a Verizon Communications), a Delaware corporation.

                    "Verizon Acquisition" means (i) the contribution by Verizon and/or one or more of its wholly-owned Subsidiaries to Verizon Ventures I of cash and certain assets used by Verizon in connection with its wholesale digital subscriber line operations in exchange for shares of Verizon Ventures I's common stock pursuant to the terms and conditions of the Verizon Merger Agreement and (ii) the Verizon Merger.

                    "Verizon Collateral" means "Productive Assets" and "Telecommunication Related Assets" (as each such term is defined in the Indenture, dated as of February 8, 2000, between NorthPoint Communications Group, Inc. and The Bank of New York, as Trustee), including any addition or accession thereto, in each case purchased or otherwise acquired with proceeds of the Verizon Debt Financing, together with any proceeds thereof.

                    "Verizon Commitment Letter" means the commitment letter, dated August 7, 2000, between Verizon and Company, together with the term sheet attached thereto.

                    "Verizon Debt Financing" means the $200 million senior secured debt facility pursuant to which Verizon or its Subsidiary shall make purchase money loans available to the Company pursuant to the terms and conditions of the Verizon Debt Financing Documents.

                    "Verizon Debt Financing Documents" the documents, instruments and agreements pursuant to which Verizon shall make the Verizon Debt Financing available to the Company, in each case having such terms and conditions as are set forth in the Verizon Commitment Letter and as are otherwise reasonably satisfactory to the Syndication Agent and the Administrative Agent.

                    "Verizon Merger" means the merger of Verizon Ventures II with and into Parent Guarantor, with Parent Guarantor surviving as a wholly owned subsidiary of Verizon Ventures I pursuant to the terms and conditions of the Verizon Merger Agreement.

                    "Verizon Merger Agreement" means the Agreement and Plan of Merger, dated as of August 7, 2000, among Verizon, Verizon Ventures I, Verizon Ventures II and the Parent Guarantor, together with all annexes, schedules, appendices and exhibits thereto, as it may be from time to time amended, modified, supplemented or restated.

                    "Verizon Related Agreements" means the Verizon Merger Agreement, the Verizon Debt Financing Documents and the NorthPoint Preferred Purchase Agreement.

                    "Verizon Ventures I" means Verizon Ventures I Inc., a Delaware corporation and wholly-owned Subsidiary of Verizon.

                    "Verizon Ventures II" means Verizon Ventures II Inc., a Delaware corporation and wholly-owned Subsidiary of Verizon Ventures I.

          1.2    The definition of "Consolidated Senior Debt" set forth in
Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the
-----------
phrase "and 6.1(l)" set forth therein and replacing it in its entirety with the phrase ", 6.1(l) and 6.1(m)".

          1.3    The definition of "Eligible Assignee" set forth in Section 1.1
                                                                    -----------
of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately prior to the end thereof:

          "; provided, further, in no event shall Verizon or any Affiliate thereof be an Eligible Assignee"

          1.4 The definition of "Fixed Charge (Interest) Coverage Ratio" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by
         -----------
deleting the phrase "March 31, 2002," set forth therein.

          1.5 The phrase "$50,000,000" in the definition of "Incremental Facility Maximum Amount" set forth in Section 1.1 of the Existing Credit
                                      -----------
Agreement is hereby amended to read in its entirety as "$75,000,000".

          1.6    The definition of "Material Adverse Effect" set forth in
Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety
-----------
as follows:

          "Material Adverse Effect" means a material adverse effect upon the business, condition (financial or otherwise), operations, properties or prospects of Parent Guarantor and its Subsidiaries, taken as a whole, or upon the ability of any Credit Party to perform, or the ability of any Agent or Lender to enforce any right or remedy, under any Credit Document."

          1.7    The definition of "Net Asset Sale Proceeds" set forth in

Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the
-----------
following proviso immediately prior to the end thereof:

          "; provided, in no event shall any proceeds of any Asset Sales of any assets securing Indebtedness permitted under Section 6.1(j) or any
                                                       --------------
          Verizon Collateral be deemed to be Net Asset Sale Proceeds for any purpose hereof at any time any Indebtedness permitted under Section 6.1(j) or evidenced by the Verizon Debt Financing Documents, respectively, is outstanding"

          1.8 The definition of "Net Insurance/Condemnation Proceeds" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by
         -----------
inserting the following proviso immediately prior to the end thereof:

          "; provided, in no event shall any proceeds from any covered loss or any taking, as applicable, of any assets securing Indebtedness permitted under Section 6.1(j)
                          --------------
          or any Verizon Collateral be deemed to be Net Insurance/Condemnation Proceeds for any purpose hereof at any time any Indebtedness permitted under Section 6.1(j) or evidenced by the Verizon Debt Financing Documents, respectively, is outstanding"

          1.9    Section 2.13 of the Credit Agreement is hereby amended by
                 ------------
inserting the following at the end thereof:

                    "(iii) Company shall not make any voluntary prepayments of any Loans unless any outstanding loans under the Verizon Debt Financing are simultaneously prepaid on a Ratable Basis."

          1.10   Section 2.14(a) of the Existing Credit Agreement is hereby
                 ---------------
amended by inserting the following phrase immediately prior to the first proviso set forth therein:

          "(or, in the case of Net Asset Sale Proceeds attributable to the sale or disposition of assets that constitute neither Collateral nor Verizon Collateral, a portion of such Net Asset Sale Proceeds calculated on a Ratable Basis)"

          1.11   Section 2.14(d) of the Existing Credit Agreement is hereby
                 ---------------
amended by inserting the following proviso immediately prior to the end thereof:

          "; provided, if as of the date of the prepayment required pursuant to this Section 2.14(d) there is any Indebtedness outstanding or unused
               ---------------
          commitments in effect under the Verizon Debt Financing Documents, the amount of the foregoing percentage to be applied to the prepayments of Loans and/or the reduction of Commitments hereunder shall be determined on a Ratable Basis"

          1.12   Section 2.14 of the Existing Credit Agreement is hereby amended
                 ------------
by inserting the following subsection (g) at the end thereof:

                    "(g) Contemporaneously with the effectiveness of the Verizon Merger, Company shall prepay the Loans in full and the Commitments shall be permanently reduced to zero, in each case as set forth in Section 2.15(b)"

          1.13   The phrase "Sections 2.14(a) through 2.14(d)" in
Section 2.15(b) of the Existing Credit Agreement is hereby amended to read in
---------------
its entirety as "Sections 2.14(a) through 2.14(d) and Section 2.14(g)".

          1.14   Section 6.1 of the Existing Credit Agreement is hereby amended
                 -----------
by deleting the word "and" at the end of subsection (k), deleting the "." at the end of subsection (l) and inserting the phrase "; and" in lieu thereof, and inserting the following:

                    "(m) Indebtedness of Company with respect to the Verizon Debt Financing in an aggregate principal amount not to exceed at any time

          $200,000,000 provided, any such Indebtedness shall be secured only by
                       --------
          assets constituting Verizon Collateral and shall constitute not less than 100% of the aggregate consideration paid with respect to any such asset."

          1.15   Section 6.2 of the Existing Credit Agreement is hereby amended
                 -----------
by deleting the word "and" at the end of subsection (m), deleting the "." at the end of subsection (n) and inserting a ";" in lieu thereof, and inserting the following:

                    "(o) Liens on the Verizon Collateral securing the Indebtedness of Company with respect to the Verizon Debt Financing; provided, any such Lien shall encumber only the asset acquired with
          --------
          the proceeds of such Indebtedness and other Verizon Collateral; and

                    (p) cash collateral (and Cash Equivalents funded therewith) constituting proceeds of the sale of the Verizon Collateral securing the Company's obligations under the Verizon Debt Financing Documents; provided, all such cash collateral and Cash Equivalents shall be held in a separate escrow or cash collateral account maintained for that purpose pursuant to the terms and conditions of the Verizon Debt Financing Documents."

          1.16   Section 6.3 of the Existing Credit Agreement is hereby amended
                 -----------
by amending subsection (e) therein to read in its entirety as follows:

                    "(e) restrictions imposed under any Indebtedness (including, without limitation, with respect to the Verizon Debt Financing Documents), so long as such restrictions do not limit the creation of Liens (except as to the Verizon Collateral) to secure the Obligations;

          1.17   Section 6.5 of the Existing Credit Agreement is hereby amended
                 -----------
by deleting the word "or" at the end of subsection (d)(iii) therein and by inserting the following immediately after the end of subsection (d)(iv) therein:

                    ", (v) set forth in the Verizon Debt Financing Documents which are no more restrictive than those set forth in the Credit Documents, or (vi) set forth in the Verizon Merger Agreement"

          1.18   The phrase "March 31, 2002" set forth in the first sentence of
Section 6.7(a) of the Existing Credit Agreement is hereby amended to read in its
--------------
entirety as "June 30, 2002".

          1.19   Section 6.7(a)(i) of the Existing Credit Agreement is hereby
                 -----------------
amended to read in its entirety as follows:

                              "(i)   Consolidated Senior Debt to Consolidated
                    Capitalization. Parent Guarantor shall not permit the ratio of Consolidated Senior Debt to Consolidated Capitalization as of the last day of any fiscal quarter, beginning with the fiscal quarter ending September 30, 2000, to exceed the correlative ratio set forth below:

                        ==========================================================
                            Fiscal Quarter         Consolidated Senior Debt
                               Ending            to Consolidated Capitalization
                        ----------------------------------------------------------
                        September 30, 2000                  0.25:1.00
                        ----------------------------------------------------------
                        December 31, 2000                   0.25:1.00
                        ----------------------------------------------------------
                        March 31, 2001                      0.35:1.00
                        ----------------------------------------------------------
                        June 30, 2001                       0.35:1.00
                        ----------------------------------------------------------
                        September 30, 2001                  0.35:1.00
                        ----------------------------------------------------------
                        December 31, 2001                   0.35:1.00
                        ----------------------------------------------------------
                        March 31, 2002                      0.35:1.00
                        ==========================================================

          1.20   Section 6.7(a)(iv) of the Existing Credit Agreement is hereby
                 -------------------
amended to read in its entirety as follows:

                              "(iv)  Consolidated Adjusted EBITDA. Parent
                    Guarantor shall not permit Consolidated Adjusted EBITDA losses as at the end of any fiscal quarter, beginning with the fiscal quarter ending September 30, 2000, to exceed the correlative numbers set forth below:

                         ======================================================
                            Fiscal Quarter         Consolidated Adjusted
                                Ending                  EBITDA Losses
                         ------------------------------------------------------
                         September 30, 2000               ($90,000,000)
                         ------------------------------------------------------
                         December 31, 2000                ($85,000,000)
                         ------------------------------------------------------
                         March 31, 2001                   ($80,000,000)
                         ------------------------------------------------------
                         June 30, 2001                    ($65,000,000)
                         ------------------------------------------------------
                         September 30, 2001               ($40,000,000)
                         ------------------------------------------------------
                         ======================================================

                        ====================================================
                           Fiscal Quarter         Consolidated Adjusted
                               Ending                  EBITDA Losses
                        ----------------------------------------------------
                        December 31, 2001                ($15,000,000)
                        ====================================================

                   In addition to the foregoing, Parent Guarantor shall not permit Consolidated Adjusted EBITDA at the end of the fiscal quarter ending March 31, 2002 to be less than $20,000,000."

          1.21   Section 6.7(a)(v) of the Existing Credit Agreement is hereby
                 -----------------
amended to read in its entirety as follows:

                              "(v)  Maximum Consolidated Capital Expenditures.
                     Parent Guarantor shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any fiscal quarter indicated below, in an aggregate amount for Parent Guarantor and its Subsidiaries in any fiscal quarter set forth below in excess of the correlative amount indicated; provided, such amount for any
                                                   --------
                     fiscal quarter shall be increased by an amount equal to the 50% of the excess, if any, of such amount for the previous fiscal quarter (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous fiscal quarter:


                           ==================================================
                                Fiscal Quarter        Maximum Consolidated
                                    Ending            Capital Expenditures
                           --------------------------------------------------
                             September 30, 2000              $90,000,000
                           --------------------------------------------------
                             December 31, 2000               $60,000,000
                           --------------------------------------------------
                             March 31, 2001                  $45,000,000
                           --------------------------------------------------
                             June 30, 2001                   $30,000,000
                           --------------------------------------------------
                             September 30, 2001              $20,000,000
                           --------------------------------------------------
                             December 31, 2001               $20,000,000
                           --------------------------------------------------
                             March 31, 2002                  $40,000,000
                           ==================================================

          1.22   Section 6.7(b)(iv) of the Existing Credit Agreement is hereby
                 ------------------
amended by restating the table set forth therein in its entirety as follows:

               -----------------------------------------------
                  Fiscal Quarter       Fixed Charge (Interest)
                      Ending               Coverage Ratio
               -----------------------------------------------
                      June 30, 2002            1.50:1.00
               -----------------------------------------------
                 September 30, 2002            1.75:1.00
               -----------------------------------------------
                  December 31, 2002            1.00:1.00
               -----------------------------------------------
                     March 31, 2003            1.05:1.00
               -----------------------------------------------
                      June 30, 2003            1.10:1.00
               -----------------------------------------------
                 September 30, 2003            1.15:1.00
               -----------------------------------------------
                  December 31, 2003
                  and each fiscal              1.20:1.00
                  quarter thereafter
               ===============================================

          1.23  The phrase "March 31, 2002" set forth in the first sentence of
Section 6.7(b) and in the first sentence of each of subsections 6.7(b)(i),
--------------                                      ---------------------
6.7(b)(ii) and 6.7(b)(iv) of the Existing Credit Agreement is hereby amended to
----------     ----------
read in its entirety as "June 30, 2002".

          1.24 The phrase "March 31, 2002" and the correlative ratio thereto set forth in each of the tables set forth in subsections 6.7(b)(i), 6.7(b)(ii)
                                             ---------------------------------
and 6.7(b)(iv) of the Existing Credit Agreement are each hereby amended to read
    ----------
in their entirety as "[intentionally deleted]".

          1.25  Section 6.8 of the Existing Credit Agreement is hereby amended
                -----------
by deleting the word "and" at the end of subsection (e), deleting the "." at the end of subsection (f) and inserting a ";" in lieu thereof, and inserting the following thereafter:

                    "(g) sales or dispositions of Verizon Collateral pursuant to the terms and conditions of the Verizon Debt Financing Documents; and

                     (h) the Verizon Acquisition; provided, contemporaneously with the effectiveness of the Verizon Merger, Company shall prepay the Loans in full and the Commitments shall be permanently reduced to zero pursuant to Section 2.14(g)."

          1.26  Section 6.11 of the Existing Credit Agreement is hereby amended
                ------------
by deleting the word "and" at the end of subsection (b) therein, deleting the "." at the end of subsection (c) and by inserting the phrase "; and" in lieu thereof, and inserting the following thereafter:

                    "(d) each of the applicable transactions set forth in or otherwise contemplated by the Verizon Related Agreements."

          1.27  Section 6.13 of the Existing Credit Agreement is hereby amended
                ------------
by adding the following proviso immediately prior to the end thereof:

          "provided, Parent Guarantor may engage in the transactions
           --------
          contemplated by the Verizon Related Agreements"

          1.28  Section 6 of the Existing Credit Agreement is hereby amended by
                ---------
inserting the following at the end thereof:

                "6.15. Verizon Debt Financing Documents. Company shall not consent to any amendment, modification or supplement to any of the Verizon Debt Financing Documents without the prior written consent of the Requisite Lenders. Upon delivery by, or receipt of, any notice or other communication pursuant to or otherwise in connection with the Verizon Debt Financing Documents, including, without limitation, any proposed amendment, modification or supplement thereof, Company shall immediately deliver a copy thereof to the Administrative Agent."

          1.29  Section 8.1(p) of the Existing Credit Agreement is hereby
                --------------
amended to read in its entirety as follows:

                    "(p) a Change of Control shall occur; provided, the consummation of the Verizon Merger pursuant to the terms and conditions of the Verizon Merger Agreement shall not constitute a Change in Control so long as contemporaneously with the effectiveness thereof, Company shall prepay the Loans in full and the Commitments shall be permanently reduced to zero pursuant to Section 2.14(g);"
                                                           ---------------

          1.30  Section 8 of the Existing Credit Agreement is hereby amended by
                ---------
inserting the following at the end thereof:

          "Notwithstanding anything herein to the contrary, at any time there is Indebtedness outstanding or unused commitments in effect under the Verizon Debt Financing Documents, upon the occurrence of any Event of Default (other than any Event of Default described in any of Sections 8.1(a), 8.1(e) or 8.1(f)), Administrative Agent shall send written notice to Verizon of the notice referred to in clause (2) of the foregoing paragraph (the "Acceleration Notice") not less than five (5) Business Days prior to delivering such Acceleration Notice to the Company."

SECTION 2.  RELEASE OF LIEN

          In accordance with Section 9.8(a)(i) of the Existing Credit Agreement,
                             -----------------
Canadian Imperial Bank of Commerce, as Administrative Agent for Lenders and Lender Counterparties, hereby releases its Lien in all Verizon Collateral, and the Requisite Lenders hereby consent thereto.


SECTION 3.  CONDITIONS PRECEDENT

          The provisions set forth at Sections 1 and 2 hereof shall be effective as of the date (the "Amendment Effective Date") on which each of the following conditions shall have been satisfied (or waived in accordance with Section 10.5 of the Existing Credit Agreement); provided, each Lender agrees that the execution and delivery of its signature page hereto shall be deemed to be the acknowledgment of such Lender that each of the following conditions precedent in this Section 3 have been duly satisfied or such Lender has waived the satisfaction thereof:

          1.31 Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by each applicable Credit Party and the Requisite Lenders.

          1.32 As of the Amendment Effective Date, Company shall have paid to Administrative Agent, on behalf of each Lender that has signed this Amendment, a fee of 0.25% of the total amount of outstanding Loans and unfunded Commitments of such Lenders; such fee to be allocated among such Lenders in accordance with their Pro Rata Shares.

          1.33 Administrative Agent shall have received evidence satisfactory thereto that the organizational structure and capital structure of Parent Guarantor and its Subsidiaries, both before and after giving effect to the Verizon Debt Financing and the NorthPoint Preferred Financing, shall be as set forth on Schedule 3.16 attached hereto, which schedule shall be deemed to supplement and replace in its entirety Schedule 3.16 to the Existing Credit Agreement.

          1.34 Syndication Agent and Administrative Agent shall each have received a fully executed or conformed copy of each of (a) the Verizon Merger Agreement, (b) the NorthPoint Preferred Purchase Agreement and (c) the Verizon Commitment Letter.

          1.35 Administrative Agent shall have received evidence satisfactory thereto that Verizon and Parent Guarantor shall have consummated the NorthPoint Preferred Financing pursuant to the terms of the NorthPoint Preferred Purchase Agreement and Parent Guarantor shall have contributed all proceeds from the sale of the NorthPoint Preferred Stock to Company.

          1.36 As of the Amendment Effective Date, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

          1.37 As of the Amendment Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

Upon the occurrence of the Amendment Effective Date, the Existing Credit Agreement as amended by Section 1 hereof and all references in any other Credit Document to the Existing Credit Agreement shall be a reference to such Agreement as amended pursuant to Section 1.

SECTION 4.  REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment, each Credit Party represents and warrants to each Lender that as of the Amendment Effective Date, each of the representations and warranties contained in each of the Credit Documents is true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

SECTION 5.  MISCELLANEOUS

          1.38 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

          1.39 In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          1.40 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

          1.41 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          1.42 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   NORTHPOINT COMMUNICATIONS, INC., as
                                   Company


                                   By:_______________________________
                                   Name:
                                   Title:


                                   NORTHPOINT COMMUNICATIONS GROUP, INC., as
                                   Parent Guarantor


                                   By:_______________________________
                                   Name:
                                   Title:


                                   NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., as a Subsidiary Guarantor


                                   By:_______________________________
                                   Name:
                                   Title:


                                   NORTHPOINT EUROPE, INC., as a Subsidiary
                                   Guarantor


                                   By:_______________________________
                                   Name:
                                   Title:

GOLDMAN SACHS CREDIT PARTNERS
L.P., as Lead Arranger, Syndication
Agent and a Lender


By:________________________________
          Authorized Signatory


CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent, Swing Line
Lender and Issuing Bank


By:________________________________
Name:
Title:


CIBC INC., as a Lender


By:________________________________
Name:
Title:


CIT LENDING SERVICES CORPORATION
f/k/a NEWCOURT COMMERCIAL FINANCE
CORPORATION, as Documentation Agent
and as a Lender


By:________________________________
Name:
Title:

FLEET NATIONAL BANK, as a Lender            FIRST UNION NATIONAL BANK,
                                            as a Lender

By:_____________________________            By:___________________________
Name:                                       Name:
Title:                                      Title:

BANK OF MONTREAL, as a Lender               PNC BANK, NATIONAL ASSOCIATION,
                                            as a Lender

By:_____________________________            By:___________________________
Name:                                       Name:
Title:                                      Title:

BARCLAYS BANK PLC, as a Lender              FINOVA CAPITAL CORPORATION,
                                            as a Lender

By:_____________________________            By:___________________________
Name:                                       Name:
Title:                                      Title:

COAST BUSINESS CREDIT A DIVISION            UNION BANK OF CALIFORNIA, as a
OF SOUTHERN PACIFIC BANK,                   Lender
as a Lender

By:_____________________________            By:___________________________
Name:                                       Name:
Title:                                      Title:

CREDIT SUISSE FIRST BOSTON,                 FRANKLIN FLOATING RATE TRUST, as a
as a Lender                                 Lender


By:_____________________________            By:___________________________
Name:                                       Name:
Title:                                      Title:

By:_____________________________
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH,
as a Lender


By:_____________________________
Name:
Title:


ELC (CAYMAN) LTD., as a Lender


By:_____________________________
Name:
Title:


ELC (CAYMAN) LTD. CDO SERIES
1999-I, as a Lender


By:_____________________________
Name:
Title:


HELLER FINANCIAL, INC., as a Lender


By:_____________________________
Name:
Title: